UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule14a-12

LIONS GATE ENTERTAINMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LIONS GATE ENTERTAINMENT CORP. ATTN: INVESTOR RELATIONS 2700 COLORADO AVENUE SANTA MONICA, CA 90404 USA Your Vote Counts! LIONS GATE ENTERTAINMENT CORP. 2023 Annual General and Special Meeting Vote by November 27, 2023 11:59 PM ET V24548-P99345 You invested in LIONS GATE ENTERTAINMENT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General and Special Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 28, 2023. Get informed before you vote View the Notice and Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 14, 2023. If you would like to request a paper or email copy of the material(s) for this and/ or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone or Tablet users Point your camera here and vote without entering a control number Vote in Person at the Meeting* November 28, 2023 1:00 p.m., local time Dentons Canada LLP 250 Howe Street, 20th Floor Vancouver, British Columbia, V6C 3R8 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors: To elect directors of the Company for the ensuing year. See the section entitled "Proposal 1: Election of Directors" in the Notice and Proxy Statement.	
1a.	Michael Burns	For
1b.	Mignon Clyburn	For
1c.	Gordon Crawford	For
1d.	Jon Feltheimer	For
1e.	Emily Fine	For
1f.	Michael T. Fries	For
1g.	John D. Harkey, Jr.	For
1h.	Susan McCaw	For
1i.	Yvette Ostolaza	For
1j.	Mark H. Rachesky, M.D.	For
1k.	Daryl Simm	For
1l.	Hardwick Simmons	For
1m.	Harry E. Sloan	For
2.	Appointment of Auditors: To reappoint Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2024 at a remuneration to be determined by the Audit & Risk Committee. See the section entitled "Proposal 2: Re-Appointment of Independent Registered Public Accounting Firm" in the Notice and Proxy Statement.	For
3.	Advisory Vote on Executive Compensation: To pass a non-binding advisory resolution to approve the compensation paid to the Company's Named Executive Officers. See the section entitled "Proposal 3: Advisory Vote to Approve Executive Compensation" in the Notice and Proxy Statement.	For
4.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation: To pass a non-binding advisory resolution to approve the frequency of future advisory resolutions to approve the compensation of the Company's Named Executive Officers. See the section entitled "Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation" in the Notice and Proxy Statement.	1 Year
5.	Lions Gate Entertainment Corp. 2023 Performance Incentive Plan: To approve the Lions Gate Entertainment Corp. 2023 Performance Incentive Plan. See the section entitled: "Proposal 5: Approval of the Lions Gate Entertainment Corp. 2023 Performance Incentive Plan" in the Notice and Proxy Statement.	For
6.	Vote on a Shareholder Proposal: To request that the Board of Directors of the Company take all reasonable and necessary steps (excluding those steps that must be taken by shareholders) to adopt a plan of arrangement or other recapitalization plan that would eliminate the dual-class share structure of the Company and any subsidiary or company that it intends to separate into a new public company, and to ensure that each outstanding share of common stock has one vote. See the Section entitled: "Proposal 6. Shareholder Proposal" in the Notice and Proxy Statement.	None

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any continuations, adjournments or postponements thereof.

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V24549-P99345